SUMMARY PROSPECTUS	January 30, 2025

VELA Short Duration Fund Class A (VASDX) Class I (VESDX)

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://funddocs.filepoint.com/vela/. You can also get this information at no cost by calling 1-833-399-1001 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated January 30, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The primary investment objective of the VELA Short Duration Fund (“the Fund”) is to provide current income while the secondary objectives are protection of principal and competitive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in VELA Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 45 of the fund’s Prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a% of Offering Price	5.00%	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management fees	0.30%	0.30%
Distribution (12b-1) fees	0.25%	0.00%
Other expenses (administrative fees)[1,2]	0.36%	0.36%
Acquired fund fees and expenses	0.02%	0.02%
Total annual fund operating expenses	0.93%	0.68%

(1)	The fund’s “Other expenses” have been restated to reflect current fees.

(2)	The fund’s investment adviser, VELA Investment Management, LLC (the “Adviser”), pays most of the fund’s operating expenses (with certain exceptions) in return for an “administrative fee” (exclusive of the management fee, brokerage and other expenses of executing fund transactions; taxes or governmental fees; costs of borrowing (such as interest charges and dividend expenses on securities sold short); litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, as well as any expenses incurred pursuant to the fund’s Rule 12b-1 Distribution Plan).

Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$590	$782	$989	$1,586
Class I	$69	$218	$379	$847

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover was 66% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market conditions, invests at least 80% of its assets in fixed income securities across a broad group of industries, geographies, and company market capitalizations. These securities, in the opinion of VELA Investment Management, LLC (“the Adviser”), will offer the opportunity for current income, protection of principal, and competitive total return. To achieve these goals, the Fund will primarily own corporate bonds of U.S. domiciled companies (both investment grade and below-investment grade, i.e., “high yield” or “junk” bonds) and can also own securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, money market instruments, mortgage-backed and asset-backed securities, loans, non-rated securities.

While the Adviser will maintain discretion as to the weighting of below-investment grade bonds included in the Fund at any point in time, the Adviser expects that under normal market conditions the overall weighted average credit rating of the Fund will be investment grade. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s Ratings Services, (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined to be of comparable credit quality by the Adviser. Further, under normal market conditions, the Fund’s portfolio will maintain an average aggregate modified duration of between zero and three. Modified duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer the duration of a bond or portfolio of bonds, the greater the price sensitivity to changing interest rates. As an example, a bond with a modified duration of three is expected to experience a 3% drop in price for every 1% increase in interest rates; conversely, a 1% decline in interest rates is expected to lead to a 3% increase in the price of a bond with duration of three.

The Fund attempts to manage its interest rate risk through its management of dollar-weighted average modified duration of the securities in the Fund, as well as manage the overall risk of the Fund through credit analysis focused on company assets, free cash flow, earnings, economic prospects, and a company’s overall capital structure. The latter includes an understanding of types and maturities of debt, preferred equity, solvency and liquidity ratios, and other metrics and obligations of issuers of bonds held in the Fund.

Consistent with the goals of current income, capital preservation and competitive overall total return, the Adviser does not anticipate a high amount of turnover of Fund holdings. In most cases, the Adviser will purchase securities intending to hold them to maturity to achieve the outcome expected at the time of investment. However, the Adviser may elect to sell a security based on a similar analysis used prior to an initial investment – primarily, examining the creditworthiness of the issuer and valuation of the security, or to take advantage of what the Adviser believes are better investment opportunities, to raise cash for expenses or redemptions, or to reduce the Fund’s exposure to a particular issuer, industry, sector or other factor.

Principal Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the principal risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, state, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the fund and its investments and could result in decreases to the fund’s net asset value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual investment opportunity in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated. The value of an individual investment can be more volatile than the market as a whole, and the Adviser’s investment approach may fail to produce the intended results.

High Yield Securities Risk. The fund may purchase fixed income securities rated below the investment grade category, also known as high yield securities or “junk bonds”. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher- grade securities.

Interest Rate Risk. A principal risk of investing in the Fund is that the value of a fixed income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter- term securities. For example, the approximate percentage change in the price of a security with a two -year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

Corporate Bond Risk. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage- backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities, and by extension, the value of the Fund’s portfolio. Mortgage-backed securities are also subject to pre-payment risk. Due to their often-complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

U.S. Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.

Fixed Income Risk. The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decrease.

Liquidity Risk. The fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The fund may not be able to meet the requests to redeem fund shares without significant dilution of remaining investors’ interest in the fund.

Illiquid Securities Risk. The fund may invest up to 15% of the value of its net assets in securities that are illiquid. An illiquid investment is any investment that cannot be disposed of in current market conditions within seven days in the normal course of business at approximately the amount at which it is valued by the fund and without significantly changing the value of the investment. The price the fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Securitized Products Risk. The fund may invest in various types of securitized products, including but not necessarily limited to asset-backed, mortgage-related, and mortgage- backed securities. In a scenario where investments are either prepaid or called, the fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of income and yield received by the fund. Further, in times of rising interest rates, securitized products can exhibit a lengthening of duration as fewer of the underlying holdings are prepaid early. If this were to occur, the fund may experience additional volatility because of a longer than anticipated duration. Finally, during periods of economic stress and/ or challenging credit markets, these types of securities may decline in value, become illiquid or become difficult to value in cases where the specific securities owned by the fund cease to trade on the secondary market for a period of time.

Small Cap and Mid Cap Company Risk. Investments in small cap and mid cap companies may be riskier than investments in larger, more established companies. In addition, small cap and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, price changes may be more sudden or erratic than the prices of other securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

New Fund Risk. The fund is newly organized and has little or no operating history. While the Adviser has experience in investment-related activities, the Adviser has limited experience managing registered investment companies.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad based securities index and an additional index with characteristics relevant to the Fund. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.velafunds.com or by calling 1-833-399-1001.

Class I Annual Total Returns – Year Ended 12/31

During the period shown on the bar chart, the fund’s highest total return for a quarter was 2.23% (quarter ended September 30, 2024) and the fund’s lowest total return for a quarter was 0.60% (quarter ended December 31, 2024).

Average Annual Total Return as of 12/31/24

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception
	Date of	One	Life of
	Class	Year	Fund
Class I Return Before Taxes	12/15/23	5.26%	5.20%
Return After Taxes on Distributions		3.21%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares		3.08%	3.10%
Class A Return Before Taxes	12/15/23	-0.70%	-0.67%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25%	1.80%
Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)		4.36%	4.63%

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

Portfolio Management

Investment Adviser

VELA Investment Management, LLC

Portfolio Managers

The portfolio manager who is primarily responsible for the day-to-day management of the fund is:

Nick Rinker, CFA

Lead Portfolio Manager

Since inception (December 2023)

Matt Susi,

CFA Portfolio Manager

Since January 2025

Buying and Selling Fund Shares

Minimum Initial Investment

Class A:  $1,000

Class I:   $2,500

Minimum Subsequent Investment

Class A:  None

Class I:   None

To Place Orders

Regular Mail:	Overnight Mail:
VELA Short Duration Fund	VELA Short Duration Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
PO Box 46707	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246
1-833-399-1001	1-833-399-1001

Transaction Policies

In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

For U.S. federal income tax purposes, the fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other qualified tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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